Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
CJS Securities, Inc.
10th Annual “New Ideas for the New Year” Investor Conference
January 14, 2010

Distribution
57%
Aerospace
43%
2009 Nine Month Sales
Distribution
14%
Aerospace
86%
2009 Nine Month
Operating Income
2009 YTD Sales 9/30/09 $877M;
4,100 Employees
Aerospace
Industrial
Distribution
NASDAQ GS: KAMN
KAMAN CORPORATION

AEROSPACE SEGMENT
2009 YTD Nine Month Sales $381 million

Bloomfield, CT
700,000 sq ft
•Mechanical
•Composites
•Large Assembly
Wichita, KS
168,000 sq ft
•Composites
•Structural
 Bondments
•Composite
 Assemblies
Jacksonville, FL
220,000 sq ft
•Fabrication-
 ➢Machining
 ➢Sheet Metal Form
 ➢Extrusion
•Assembly
 ➢Major Subs
 ➢Final Structure
•Product Integration
Darwen, UK
208,000 sq ft
•Composites
•Metal Fabrication
•Tooling
•Assembly
AEROSPACE - Primary Facilities
•Helicopter assembly
 and test facilities
•Bearing manufacturing

Commercial
Military
Business/Regional
28%
69%
3%
Note: Based on YTD sales at 10/2/09
AEROSPACE - Business Mix

Manufacture of cockpit
Blade erosion coating
Manufacture and assembly
of tail rotor pylon
Sub assembly and
joining of fuselage
Blade manufacture, repair
and overhaul
Driveline couplings
Bushings
Flight control bearings
AEROSPACE - Programs/Capabilities

JSF
C-17
A-10
E-2D
Typhoon
UH-60
A400
CH-47
AEROSPACE - Principal Military Platforms

Fixed trailing edge
Fuel tank access doors
Top covers
Bearing products
Nose landing gear
Rudder
Main landing gear
Flaps
Horizontal stabilizer
Doors
Engine/thrust reverser
Flight controls
AEROSPACE - Programs/Capabilities

AEROSPACE - Commercial Significant Platforms
Airbus A320
Boeing 777
K-MAX
Airbus A330
Bell Helicopter
Boeing 787
Boeing 737

 Kaman K-MAX
 ▪ K-MAX Commercial Helicopter
 Support
 ▪ Teamed with Lockheed Martin to
 develop an unmanned military version
 of the K-Max
AEROSPACE - Kaman Helicopters
Kaman SH-2G Naval Helicopters
 ▪ Support and Upgrades
 ▪ Currently in service with Egypt,
 New Zealand, Poland
 ▪ Remarketing eleven SH-2G(I)s,
 formerly Royal Australian Navy aircraft

Aerospace - Programs/Capabilities
Other:
 ▪ Composite tooling design and
 manufacture
 ▪ Joint Programmable Fuze
 ▪ Missile fuzes
 • Tomahawk
 • Harpoon
 • AMRAAM
 • Maverick

AEROSPACE - Market Environment/Opportunities
 ▪ Stable programs
 • C-17
 • JPF
 • BLACKHAWK
 ▪ Ramp up programs
 • A-10 re-wing
 • Bell Helicopters
 • B787
 • JSF
 • A380
 ▪ Continuation of outsourcing trend - primes and super tier 1’s
 ▪ Unmanned K-MAX program
 ▪ Sale of SH-2G(I) helicopters
 ▪ Acquisitions providing complementary capabilities and platforms

INDUSTRIAL DISTRIBUTION SEGMENT
2009 YTD Nine Month Sales $496 million

INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm serving $13 billion of a $23 billion power transmission market.
185 branches and 5 distribution centers
Major product categories:
 ▪ Bearings
 ▪ Mechanical and electrical power transmission
 ▪ Motion control
 ▪ Material handling
 ▪ Fluid power
Statistics
 ▪ CAGR 2003 to 2008 = 9.3%
 ▪ Sales per employee $435,000
 ▪ 1,700 employees (approximately one third outside sales)
 ▪ SKUs 3.25 million
 ▪ 48,000 customers

INDUSTRIAL DISTRIBUTION SEGMENT

INDUSTRIAL DISTRIBUTION SEGMENT - Key Suppliers

INDUSTRIAL DISTRIBUTION - Market Environment/Opportunities
 ▪ Market recovery - positive ISM index points to improving market environment
 ▪ Expand our geographic footprint through acquisitions in major industrial markets to enhance our position in the competition for national and regional accounts
 ▪ Broaden our product offerings to gain additional business from existing customers and new opportunities from a wider slice of the market

KAMAN CORPORATION - Summary
 ▪ High margin aerospace business led by specialty bearing product lines
 ▪ Industrial distribution business gaining market share in a fragmented market via national account growth, geographic and product line expansion
 ▪ Long-term organic growth opportunities in both segments
 ▪ Potential to accelerate growth and increase scale through acquisitions
 ▪ Initiatives to optimize profit, increase cash flow generation, strengthen competitive position
 ▪ Strong balance sheet to fund growth and strategic initiatives

Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Q&A

APPENDIX
43%
2009 YTD Nine Month Sales $877 million

OUTLOOK
 Aerospace segment
 ▪ Full year 2009 sales expected to be up 5% to 7% year-over-year
 ▪ Operating margin for 2009 expected to be in the “mid-teens”
 ▪ Stable military programs - limited near term impact from DOD reductions
 Industrial Distribution segment
 ▪ Full year 2009 sales are expected to decline toward the high end of stated range of down 10% to 15%
 ▪ Full year 2009 operating margin is expected to be between 2.1% and 2.5%
 Cash Flow
 ▪ Full year 2009 free cash flow is expected to be between $35M and $40M

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	Q3 2009	Q3 2008	Q3 2009	Q3 2008	Q3 2009	Q3 2008
Industrial Distribution	$162,921	$204,275	$3,388	$10,704	2.1%	5.2%
Aerospace	126,980	130,858	19,906	20,865	15.7%	15.9%
Net gain/(loss) on sale of assets			(3)	301
Corporate expense			(8,625)	(7,422)	1 (3.0%)	1(2.2%)
Sales/Op. inc. from continuing ops	$289,901	$335,133	$14,666	$24,448	5.1%	7.3%
INCOME STATEMENT HIGHLIGHTS
For quarters ended October 2, 2009 and September 26, 2008

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	YTD 2009	YTD 2008	YTD 2009	YTD 2008	YTD 2009	YTD 2008
Industrial Distribution	$495,781	$589,773	$9,232	$29,512	1.9%	5.0%
Aerospace	381,378	347,426	56,803	46,920	14.9%	13.5%
Net gain/(loss) on sale of assets			37	94
Corporate expense			(25,836)	(23,704)	1 (2.9%)	1(2.5%)
Sales/Op. inc. from continuing ops	$877,159	$937,199	$40,236	$52,822	4.6%	5.6%
INCOME STATEMENT HIGHLIGHTS
For nine months ended October 2, 2009 and September 26, 2008

(In Millions)	As of 10/2/09	As of 12/31/08	As of 12/31/07
Cash and Cash Equivalents	$16.6	$8.2	$73.9
Notes Payable and Long-term Debt	$78.7	$94.2	$12.9
Shareholders’ Equity	$299.8	$274.3	$394.5
Debt as % of Total Capitalization	20.8%	25.6%	3.2%
Capital Expenditures (YTD Continuing Operations)	$8.9	$16.0	$14.2
Depreciation & Amortization (YTD Continuing Operations)	$11.8	$12.8	$9.9
BALANCE SHEET AND CAPITAL FACTORS

Sales
EPS
Stock Price (one year)
Return on Invested Capital
PERFORMANCE METRICS

Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the
Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures Wichita facility; 7) successful negotiation of the Sikorsky Canadian MH-
92 program; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) satisfactory resolution of the company’s litigation relating to the FMU-143 program; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-
MAX spare parts inventory; 12) cost growth in connection with environmental remediation activities at the Bloomfield, Moosup and
New Hartford, CT facilities and our U.K. facilities; 13) profitable integration of acquired businesses into the company's operations; 14)
changes in supplier sales or vendor incentive policies; 15) the effects of price increases or decreases; 16) the effects of pension regulations, pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18)
continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items;
19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22)
other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-
looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com